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                                                                     Exhibit 9.1

                            AGREEMENT OF SHAREHOLDERS

          THIS AGREEMENT, dated as of the 19th day of April, 1989, by and among Vadis Investments, Inc., a Florida corporation (the "Corporation") and its Shareholders as of this date;

                              W I T N E S S E T H:

          WHEREAS, the parties believe that it is in the best interests of the Corporation and the Shareholders (as defined in Paragraph 8.5) to make provisions for the future disposition of their Stock (as defined in Paragraph 8.6), the voting of the Stock to determine the directors of the Corporation and to provide that such Stock shall be transferable only upon compliance with the terms hereof;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the parties covenant and agree as follows:

                                   ARTICLE I

                        Restriction on Transfer of Stock

          1.1 General Rule. No Shareholder nor the spouse of a Shareholder shall make any Disposition (as defined in Paragraph 1.2) of Stock owned or held by him except with the written consent of the Corporation and all other Shareholders, or except as provided in Paragraphs 2.1, 2.2, 2.3, 2.4, 2.5, or 2.6. Furthermore, even if a Disposition of Stock has not been made, no Spouse of a Shareholder shall accede to or transfer Stock held in the name of that Shareholder, if that Spouse predeceases the Shareholder, or divorces the Shareholder, except

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with the written consent of the Corporation and all other Shareholders, or except as provided in Paragraph 2.3 or 2.4.

          1.2 Disposition. The term "Disposition" shall mean any sale, assignment, gift, exchange, transfer, change in beneficial interest of any trust, or any other disposition of Stock whatsoever, whether voluntary or involuntary, direct or indirect, including without limitation the change of legal and beneficial title of Stock resulting from the death of any Shareholder or the spouse of any Shareholder and any distribution of Stock from an estate or trust to any beneficiary thereof, provided that such term shall not include (i) a mortgage, pledge or other encumbrance of Stock (but such term shall include a foreclosure or similar action pursuant to any such mortgage, pledge or encumbrance), or (ii) a sale, assignment, gift, exchange, transfer, change in beneficial title of any trust, or any other disposition of Stock to a Permitted Shareholder. The term "Dispose" shall mean to make a Disposition.

          1.3 Permitted Shareholder. The term "Permitted Shareholder" shall mean:

               (a) each existing Shareholder who is a party to this Agreement;

               (b) any person who is a lineal descendant of A. D. Davis, J. E. Davis, M. A. Davis or Tine W. Davis;

               (c) a Trustee of any trust which, at the applicable time, is more than 50% Actuarially Held for Permitted Shareholder(s)(as defined in Paragraph 8.2);

               (d) any corporation in which, at the applicable time, each class of stock is more than 50% owned by a Permitted Shareholder or Permitted Shareholders; and

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               (e) any partnership in which, at the applicable time, each class of partnership interest is more than 50% owned by a Permitted Shareholder or Permitted Shareholders; and

               (f) any private foundation, as that term is used under Section 509(a) of the Code (as defined in Paragraph 8.4), in which a permitted Shareholder is a substantial contributor, as that term is used under
     Section 507(d)(2) of the Code.

                                   ARTICLE II

                               Method of Transfer

          2.1 Lifetime Disposition.

          If any Shareholder (the "Transferring Shareholder") desires to make a Disposition of all or any part of the Stock held in his name (other than a Disposition covered in Paragraph 2.2, 2.3, or 2.4), he shall first submit a written offer (an "Offering Notice") to sell that Stock (the "Offered Stock") to the Corporation and, if the Corporation does not purchase all that stock, to the other Shareholders. Further provisions regarding a Disposition under this paragraph 2.1 are contained in Exhibit A hereto, which is incorporated herein for all purposes.

          2.2 Disposition Upon Death of a Shareholder.

          Upon the death of a Shareholder (the "Deceased Shareholder"), if there exists any Stock in which the Deceased Shareholder makes a Disposition at or by reason of his death, then the personal representative of the estate of the Deceased Shareholder shall, within one hundred and eighty (180) days after qualification, submit a written offer (a "Offering Notice") to sell that stock (the "Offered Stock") to the Corporation and , if the Corporation does not purchase all that stock, to the other Shareholders. Further provisions regarding a Disposition under this paragraph 2.2 are contained in Exhibit B hereto, which is incorporated herein for all purposes.

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          2.3 Disposition Upon Death of a Spouse of a Shareholder.

          If the marital relationship of a Shareholder (the "Surviving Shareholder) is terminated by the death of his spouse (the "Deceased Spouse") and if the Deceased Spouse has any interest in Stock held in the name of the Surviving Shareholder at the time of the Deceased Spouse's death which has not passed to the Surviving Shareholder free of any trust, then the personal representative of the estate of the Deceased Spouse shall, within one hundred and eighty (180) days after qualification, submit a written offer (an "Offering Notice") to sell that stock (the "Offered Stock") to the Surviving Shareholder. The Offering Notice shall also contain a written offer, if the Surviving Shareholder does not purchase all of the Offered Stock and if the Deceased Spouse makes a Disposition at or on her death, to sell the Offered Stock to the Corporation, and if the Surviving Shareholder and/or the Corporation does not purchase all of the Offered Stock, to the other Shareholders. Further provisions regarding a transfer to the Surviving Shareholder or a Disposition under this paragraph 2.3 are contained in Exhibit C hereto, which is incorporated herein for all purposes.

          2.4 Disposition upon Divorce of a Shareholder.

          If the marital relationship of a Shareholder (the "Divorced Shareholder") is terminated by divorce and if such Shareholder does not succeed directly to the interest, if any, of his spouse (the "Divorced Spouse") in any Stock held in the name of the Divorced Shareholder at the time of the divorce, then the Divorced Spouse shall, within thirty (30) days after the divorce becomes final, submit a written offer (an "Offering Notice") to sell that stock (the "Offered Stock") to the Divorced Shareholder, and if the Divorced Shareholder does not purchase all of the Offered Stock, to the Corporation, and if the Divorced Shareholder and the Corporation do not purchase all of the Offered Stock, to the other Stockholders. Further provisions regarding a

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transfer to the Divorced Shareholder and a Disposition under this paragraph 2.4 are contained in Exhibit D hereto, which is incorporated herein for all purposes.

          2.5 Change of a Beneficial Interest in a Trust.

          Any Disposition of Stock pursuant to a change of a beneficial interest in a trust shall be subject to the restrictions set forth in this Agreement, and in any such event the trustee or trustees holding legal title to the Stock that has been so Disposed shall be required to effect such Disposition in accordance with the provisions of paragraph 2.1 (and Exhibit A hereto), as if such party was a Transferring Shareholder subject to this Agreement, and in such case the Offering Notice shall specify an address of the trustee or trustees for notices and other communications hereunder.

          2.6 Involuntary Disposition.

          Any Disposition of Stock (i) pursuant to a pledge, mortgage or other encumbrance of Stock granted by a Shareholder to secure a debt or other obligation, (ii) pursuant to a bankruptcy or insolvency proceeding of a Shareholder or a spouse of a Shareholder, (iii) pursuant to judicial order, legal process, execution or attachment or (iv) any involuntary Disposition not otherwise provided for herein shall be subject to the restrictions set forth in this Agreement, and in any such event the party demanding the Disposition shall be required to effect such Disposition in accordance with the provisions of paragraph 2.1 (and Exhibit A hereto), as if such party was a Transferring Shareholder subject to this Agreement, and in such case the Offering Notice shall specify an address of the party demanding the Disposition for notices and other communications hereunder.

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                                   ARTICLE III

                                 Purchase Price

          3.1 Amount of Purchase Price. The Purchase Price per share to be paid by the Corporation or a Shareholder (the "Purchaser") for the purchase of Stock pursuant to this Agreement to the party offering that stock (the "Seller") shall be:

               (a) for purposes of Paragraphs 2.1, 2.3, and 2.4 either (as determined by the Purchaser) (1) Fair Market Value Per Share (as defined in Paragraph 3.2) times one plus the product of (i) the Federal Short Term Rate in effect under 1274(d)(1)(C)(i) of the Code on the Determination Date (as defined in Paragraph 3.3), compounded semiannually, times (ii) the number of days from the Determination Date to the closing divided by 365 or
     (2) the Offering Price, if the transaction requires the designation of the Offering Price specified in the Offering Notice of the Seller (provided, if the Offering Price is elected by the Purchaser, the Purchaser must purchase the Stock on the same terms specified in the Offering Notice); and

               (b) for purposes of Paragraph 2.2, Fair Market Value Per Share times one plus the product of (i) the Federal Short Term Rate in effect under 1274(d)(1)(C)(i) of the Code on the Determination Date, compounded semiannually, times (ii) the number of days from the Determination Date to the closing divided by 365.

          3.2 Fair Market Value Per Share of Stock. The Fair Market Value Per Share of Stock shall be determined as follows:

               (a) Fair Market Value Per Share of Stock is the price on the Determination Date which the shares of stock that are being offered by the Seller, divided by the number of shares so offered, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell, and both have reasonable knowledge of relevant facts, including, but not limited to, all facts relevant for determining under Section 2031 and Section 2512 under the Code the fair market value of closely held stock.

               (b) If there is any dispute as to the amount of Fair Market Value Per Share of Stock, that dispute shall be resolved pursuant to the arbitration procedures outlined in Exhibit F hereto, which is incorporated herein for all purposes. Upon the giving of notice by any party to all other parties to the Disposition of Stock, as to the existence of that dispute, the time limits specified for Response Notices, Closings and other notices required in this Agreement shall be suspended, until that dispute is resolved under the procedures outlined in Exhibit F hereto.

          3.3 Determination Date. The term "Determination Date" shall mean (i) in the case of the death of a Shareholder or the spouse of a Shareholder, the date of death, (ii) in the case of a Disposition of Stock pursuant to Paragraph 2.1, the date the first Offering Notice is required to be delivered in connection with such Disposition and (iii) in the case of the divorce of a Shareholder, the date of the divorce decree.

                                   ARTICLE IV

                                Transfer of Stock

          The Purchase Price of Stock purchased by the Corporation or a Purchasing Shareholder pursuant to this Agreement shall be paid at the time of closing of the purchase in accordance with Exhibit E hereto, which is incorporated herein for all purposes. In order to effect the transfer of Stock purchased pursuant to this Agreement, each of the following shall occur at the closing: (i) delivery of the certificates representing such Stock endorsed in blank by the seller, (ii) registration of the transfer of such Stock on the books of the Corporation and (iii) issuance to the purchaser of new certificates representing the Stock issued in the name of the

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purchaser, legended in accordance with Paragraph 8.3. Such new certificates shall be delivered to the purchaser if all of the Purchase Price is paid in cash and to the seller if a part of the Purchase Price is paid by the issuance of a Note and any pledge agreement executed by the purchaser to secure such Note so requires.

                                    ARTICLE V

                                Corporate Surplus

          If at the time the Corporation is to make payment of the Purchase Price for the shares of Stock it desires to purchase hereunder, the surplus of the Corporation should prove to be insufficient (under the existing law) to permit the Corporation to purchase such Stock, then the Shareholders agree to perform such acts, execute such instruments and vote their shares in such manner as may be necessary to increase such surplus to an amount sufficient to permit the Corporation to purchase such Stock, provided that the foregoing shall not require the contribution of additional funds to the Corporation by the Shareholders, and further provided that if after having been increased as herein required such surplus shall nevertheless prove to be insufficient to permit the Corporation to purchase some portion of such Stock, the Shareholders may purchase such portion of Stock at the price and upon the terms fixed for the purchase by the Corporation.

                                   ARTICLE VI

                                   Termination

          This Agreement shall terminate upon the occurrence of any of the following events:

               (a) The bankruptcy, receivership or dissolution of the Corporation.

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               (b) The vote for such termination by at least eighty percent
     (80%) of the Stock held by the Shareholders.

                                   ARTICLE VII

             Certain Voting Matters Related to Determining Directors

          The Shareholders hereby agree to vote all Stock owned by them in accordance with, and to effect and carry out, the following provisions:

               (a) The Corporation shall have a Board of Directors (the "Board") composed of up to eight individuals (except to the extent increased as provided in subparagraph (a)(iii) below), who shall be nominated as follows:

               (i) Up to three members of the Board shall be comprised of those of A.D. Davis, J.E. Davis and M.A. Davis (collectively, the "remaining Founders") who desire to serve on the Board. Any of those three so desiring shall notify the Corporation that he shall stand for election to the Board prior to or at the regularly scheduled Annual Meeting of Shareholders (the "Annual Meeting"). If such notice is given prior to the next regularly scheduled Annual Meeting, a vacancy shall be deemed to exist on the Board which shall be automatically filled by such remaining Founder.

               (ii) Five additional members of the Board shall be nominated by the Board in office immediately prior to the Annual Meeting. At least four of such five nominees shall be members of a group comprised of the lineal descendants (and the spouses of lineal descendants) of A. D. Davis, J. E. Davis, M. A. Davis and Tine W. Davis (the "Founders"). Among such nominees shall be at least one lineal descendant (or his spouse) of each Founder whose ownership of Stock, taken together with the aggregate

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     shares of Stock then owned by that Founder's Affiliated Group (as defined in paragraph 8.7) equals or exceeds 10% of the issued and outstanding shares of Stock.

               (iii) In the event that at any time the aggregate shares of Stock owned by any Founder and that Founder's Affiliated Group exceed more than 50% of the issued and outstanding shares of Stock, the lineal descendant of such Founder then serving as a Director pursuant to the provisions of subparagraph (ii) above shall so notify the Corporation and shall immediately and thereafter have the right to nominate a sufficient number of additional Directors to the Board so that, when voting with such Director, the total number of such votes shall constitute a majority of the full Board. If such notice is given prior to the next regularly scheduled Annual Meeting, vacancies shall be deemed to exist on the Board which shall be automatically filled by the nominated individuals.

               (b) Any vacancy on the Board occurring by reason of death, resignation or removal of a Director (other than a Founder serving pursuant to the provisions of subparagraph (i) above), or otherwise, shall be filled by the remaining Directors for the unexpired term from among individuals who are qualified to be nominated for such position pursuant to the provisions of subparagraph (a) above.

                                  ARTICLE VIII

                          Definitions and Miscellaneous

          8.1 Trusts. The term "trusts" or "trust" includes all trusts and any arrangement, although not a trust, that has substantially the same effect as a trust.

          8.2 Actuarially Held. The term "50% Actuarially Held for Permitted Shareholder(s)" shall mean, at that applicable time, any trust held primarily for the benefit of a Permitted Shareholder or Permitted Shareholders. In making that determination the following shall apply:

               (a) A trust, at the applicable point in time, is "50% Actuarially Held for Permitted Shareholder(s)" when more than fifty percent (50%) of the actuarial value of the beneficial interests of the trust which are not to be ignored pursuant to subparagraphs 8.2(b), (c), and (d) below ("the Relevant Interests") are held for a Permitted Shareholder or Permitted Shareholders. The actuarial value of the Relevant Interests will be more than fifty percent (50%) held for a Permitted Shareholder or Permitted Shareholders, at that time, if the value of the Relevant Interests which are held for a Permitted Shareholder or Permitted Shareholders have a higher value than those Relevant Interests not so held. For purposes of making that comparison, those Relevant Interests held for Permitted Shareholder(s) shall be aggregated and those Relevant Interests not so held shall be aggregated, and both Relevant Interests so aggregated shall be valued as they would be valued under Section 2512(a) of the Code, if those aggregated interests could be given and were then given (even, if under the terms of the trust those interests cannot be given).

               (b) For purposes of making that determination, the beneficial interest of a spouse of a Permitted Shareholder under a trust not created pursuant to or as a result of a divorce shall be ignored. A spouse of a Permitted Shareholder shall be any person who is then lawfully married to a Permitted Shareholder, or was married to a Permitted Shareholder at that Permitted Shareholder's death.

               (c) For purposes of making that determination, the beneficial interest of a charity or charities under a trust shall be ignored. A charity, for purposes of this subparagraph (c), is an organization which would qualify for a charitable deduction under Section 2522 of the Code, if a gift was made to that organization.

               (d) For purposes of making that determination, an interest under a trust which may be appointed by a special or general power of appointment to a spouse of a Permitted Shareholder (as defined in subparagraph 8.2(b) above), a Permitted Shareholder, or a charity (as defined in subparagraph 8.2(c) above) shall be ignored.

               (e) The Corporation is empowered (but not required) to certify whether any trust is 50% Actuarially Held for Permitted Shareholder(s), whenever such certification is requested by a Trustee of that trust. all interested persons are entitled to rely upon that certification. The Corporation may act (or not act) in its discretion and shall be liable only for fraud or acts or omissions in bad faith.

          8.3 Lineal Descendants. The term "lineal descendants" of the person designated does not include an adopted person, nor does it include that adopted person's lineal descendants by natural birth or adoption.

          8.4 The Code. A reference to a provision of "the Code" is to that provision of the United States Internal Revenue Code of 1986 as then applicable and to the corresponding provision of any subsequent federal tax law.

          8.5 Shareholder. The term "Shareholder" means a holder of record of Stock at the applicable time.

          8.6 Stock. The term "Stock" means capital stock of the Corporation, and such term shall include any interest (including without limitation a community property interest) of a spouse of a Shareholder in such capital stock, whether during the marriage of the Shareholder or after termination of such marriage by death or divorce.

          8.7 That Founders Affiliated Group. The term "that Founder's Affiliated Group" as used in Article VII means that Founder's (as that term is defined in Article VII) lineal

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descendants, trustees of trusts which are 50% Actuarially Held for lineal descendants of that Founder (the determination under this Agreement of whether a trust is 50% Actuarially Held for lineal descendants of that Founder shall be done under the same procedures under paragraph 8.2 as if the term "lineal descendants of that Founder" was substituted for the term "Permitted Shareholder(s)"), corporation(s) in which each class of stock is more than 50% owned by one or more lineal descendants of that Founder, and partnership(s) in which each class of partnership interest is more than 50% owned by one or more lineal descendants of that Founder.

          8.8 Further Actions. Each party hereto agrees to execute and deliver such documents and take such further actions as may be necessary to effect the purposes of the objectives of this Agreement.

          8.9 Subsequent Shareholders. This Agreement shall be fully applicable to all who subsequently acquire a community property or any other interest in shares of Stock, and the provisions of this Agreement shall be fully applicable to any Stock transferred by a party hereto to any other person as if such person were a "Shareholder" as that term is used herein. Any person acquiring an interest in Stock, and every spouse of a Shareholder, whether or not it is believed that such spouse has or may acquire an interest in Stock, shall execute and deliver to the Corporation an Addendum Agreement pursuant to which such person agrees to be bound by all of the terms and provisions of this Agreement, provided that the failure to execute and deliver such an Addendum Agreement shall not be deemed to relieve such person of the restrictions imposed by this Agreement. Any attempted Disposition of Stock in breach of this Agreement shall be void. Each party hereto acknowledges that a remedy at law for any such breach or attempted breach would be inadequate, agrees that each other party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

          8.10 Stock Legend. Immediately after execution of this Agreement, each Shareholder shall deliver to the Corporation the certificates representing the Stock owned by him (and immediately upon the acquisition in the future of any additional Stock shall submit the certificates representing such Stock) and the Corporation will conspicuously endorse on each such certificate a legend reading substantially as follows:

          "ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE TERMS AND PROVISIONS OF AN AGREEMENT OF SHAREHOLDERS
          DATED AS OF               , 1989 AMONG THE CORPORATION AND CERTAIN
                      --------------
          SHAREHOLDERS OF THE CORPORATION. A COPY OF SUCH AGREEMENT IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS AND REGISTERED OFFICE AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. BY ACCEPTANCE OF THIS CERTIFICATE THE HOLDER HEREOF AGREES TO BE BOUND BY THE TERMS OF SUCH AGREEMENT."

The Corporation agrees not to issue certificates representing Stock unless (i) the foregoing legend is conspicuously endorsed thereon and (ii) if required pursuant to the provisions of paragraph E of Exhibit D or Paragraph 8.9, an Addendum Agreement is executed and delivered to the Corporation.

          8.11 Arbitration. For the resolution of any dispute under this Agreement which is not otherwise provided for in this Agreement, the parties to the dispute shall follow the procedures outlined in Exhibit G hereto, which is incorporated herein for all purposes.

          8.12 Schedule, Exhibits and Previous Agreements. Attached to this Agreement is a Schedule A, Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F and Exhibit G, all of which are incorporated in this Agreement for all purposes. This Agreement shall supersede any and all previous Agreements between the parties hereto with respect to the purchase, sale of stock and voting of the Stock. Notwithstanding anything in this Agreement to the contrary, this Agreement shall be binding on each and every party who executes this Agreement, even if all shareholders of the Corporation fail to execute this Agreement.

          8.13 Gender. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

          8.14 Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all of the parties, notwithstanding that all of the parties have not signed the same counterpart, and it shall not be necessary to produce more than one counterpart of this Agreement for evidentiary purposes.

          8.15 Assigns. This Agreement shall be binding upon and enure to the benefit of the parties hereto, their heirs, administrators, executors, successors and assigns.

          8.16 Headings. All headings contained in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions thereof.

          8.17 Notices. All notices, offers, acceptances, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified or registered mail to the Corporation at its principal office and to a Shareholder or other person to whom notice is required to be sent hereunder at the address set forth in Schedule A to this Agreement or an Addendum Agreement or to such other address as may be specified in writing by the person to receive the communication, provided that no party shall be required to give a notice to a Shareholder who has not executed this Agreement or an Addendum Agreement and delivered a copy thereof to the Corporation. If the Corporation or any Shareholder fails to give a Response Notice within the time provided in this Agreement, a negative Response Notice shall be deemed to have been given by such party.

          8.18 Amendments. This Agreement may be amended at any time or times by the Corporation and the others who are then parties hereto, provided that no such amendment shall affect the right of a former Shareholder, Deceased Spouse or the Corporation to have any purchase of Stock fully carried out as provided for herein.

          8.19 Governing Law. The parties hereto agree that it is their intention that this Agreement shall be governed by the laws of the State of Florida regardless of the fact that one or more of them may reside or take residence outside of the State of Florida.

          8.20 Partial Invalidity. If any provision of this Agreement shall be declared invalid, illegal, unenforceable or void in whole or in part, neither the validity of the remaining part of such provision nor the validity of any other provision of this Agreement shall in any way be affected thereby.

          EXECUTED as of the date first above written.

                             VADIS INVESTMENTS


                             By /s/ H. Jay Shelton
                                ------------------------------------------------
                                H. Jay Shelton, President

                             Trustee of the JED Trust created under that
                                certain trust agreement dated January 3, 1979


                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee


                             Trustee of the DDS Trust created under
                                that certain trust agreement dated July 14, 1980


                             By /s/ Dorothy D. Smith
                                ------------------------------------------------
                                Dorothy D. Smith


                             Trustee of the Dorothy Davis Smith
                                Trust "A" created under that certain trust agreement dated February 15, 1955, as amended July 19, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida
                                Trustee


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                             By /s/ Dorothy D. Smith
                                ------------------------------------------------
                                Dorothy D. Smith, Trustee


                             Trustee of the Dorothy Davis Smith Trusts
                                "B" for the benefit of Brice Reynolds Smith
                                III, Victoria Smith Trauscht, Karen Chase
                                Smith, Hollis M. Smith, and Todd Elsworth
                                Smith created under that certain trust
                                agreement dated February 25, 1955, as
                                amended July 9, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee

                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                             By /s/ Dorothy D. Smith
                                ------------------------------------------------
                                Dorothy D. Smith, Trustee


                             Trustee of the DDS Family Trusts for the
                                benefit of Brice Reynolds Smith III,
                                Victoria Smith Trauscht, Karen Chase
                                Smith, Hollis M. Smith, and Todd Elsworth
                                Smith created under that certain trust
                                agreement dated November 20, 1980


                             By /s/ Dorothy D. Smith
                                ------------------------------------------------
                                Dorothy D. Smith, Trustee


                             Trustee of the B.R.S. Children's Trust


                             By /s/ Brice R. Smith III
                                ------------------------------------------------
                                Brice R. Smith III, Trustee


                             Trustee of the DANO Trust created under that
                                certain trust agreement dated June 16, 1980


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                                /s/ Mary Lou Davis
                                ------------------------------------------------
                                Mary Lou Davis

                             Trustee of the A. Dano Davis Trust "A"
                                created under that certain trust agreement dated December 28, 1956, as amended July 9, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                             By /s/ Thomas W. Bishop
                                ------------------------------------------------
                                Thomas W. Bishop, Trustee


                             Trustee of the A. Dano Davis Trust "B" for
                                the benefit of Benjamin Felton Davis and Jed Varnedoe Davis created under that certain trust agreement dated December 28, 1956, as amended July 9, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                             By /s/ Thomas W. Bishop
                                ------------------------------------------------
                                Thomas W. Bishop, Trustee

                             Trustee of the DANO Family Trusts for the benefit
                                of Benjamin Felton Davis and Jed Varnedoe Davis created under that certain trust agreement dated February 27, 1981


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                             Trustee of the Felton W. & Myra S. Varnedoe Trust
                                created under that certain trust agreement dated December 17, 1973


                             By /s/ Tom Mullis  Vice President
                                ------------------------------------------------
                                Barnett Banks Trust Company, N.A.,
                                Trustee


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                A. Dano Davis, Trustee


                             Trustee of the ADD Trust created under that
                                certain trust agreement dated April 26, 1979


                             By /s/ A. Darius Davis
                                ------------------------------------------------
                                A. Darius Davis, Trustee


                                /s/ Lee Wilton Davis
                                ------------------------------------------------
                                Lee Wilton Davis

                             Trustee of the RODA Trust created under that
                                certain trust agreement dated November 21, 1979


                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                             Trustee of the RODA Family Trusts for the benefit
                                of Caroline Hill Davis, Lynn Ashley Davis and Jordan Ellen Davis created under that certain trustee agreement dated November 21, 1979


                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                             Trustee of the JD Family Trust for the benefit of
                                Madalyn Davis DeMolet created under that certain trust agreement dated May 13, 1985


                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                             Trustee of the MAD Trust created under that
                                certain trust agreement dated July 13, 1979


                             By /s/ M. Austin Davis
                                ------------------------------------------------
                                M. Austin Davis, Trustee

                                /s/ Carole Davis Crocker
                                ------------------------------------------------
                                Carole Davis Crocker


                             Trustee of the MAD Trust for Carole Crocker
                                created under that certain trust agreement dated December 27, 1960


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ M. Austin Davis
                                ------------------------------------------------
                                M. Austin Davis, Trustee


                             Trustee of the Carole Crocker Trust "A"
                                created under that certain trust agreement dated November 15, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Trustee


                             By /s/ Charles P. Stephens
                                ------------------------------------------------
                                Charles P. Stephens, Trustee

                             Trustee of the Carole Crocker Trusts "B" for the
                                benefit of Beverly Ann Crocker, John Austin
                                Crocker and Patti Sue Crocker created under that certain trust agreement dated November 15, 1965


                             By
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By
                                ------------------------------------------------
                                Sandra D. Stephens, Trustee


                             By
                                ------------------------------------------------
                                Charles P. Stephens, Trustee


                                ------------------------------------------------
                                Beverly Ann Crocker


                                ------------------------------------------------
                                John Austin Crocker


                                ------------------------------------------------
                                Patti Sue Crocker


                                ------------------------------------------------
                                Kay D. O'Rourke

                             Trustee of the MAD Trust for Kay D. O'Rourke
                                created under that certain trust agreement dated December 27, 1960


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ M. Austin Davis
                                ------------------------------------------------
                                M. Austin Davis, Trustee


                             Trustee of the Kay O'Rourke Trust "A"
                                created under that certain trust agreement dated November 15, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Trustee


                             By /s/ Charles P. Stephens
                                ------------------------------------------------
                                Charles P. Stephens, Trustee


                             Trustee of the Kay O'Rourke Trusts "B" for the
                                benefit of Cherie C. Wallace, Connie J. Morgan, Donald G. Crocker, and Douglas W. Crocker created under that certain agreement dated November 15, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee

                             By /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Trustee


                             By /s/ Charles P. Stephens
                                ------------------------------------------------
                                Charles P. Stephens, Trustee


                                ------------------------------------------------
                                Cherie C. Wallace


                                ------------------------------------------------
                                Connie J. Morgan


                                ------------------------------------------------
                                Donald G. Crocker


                                ------------------------------------------------
                                Douglas W. Crocker


                                ------------------------------------------------
                                Douglas W. Crocker, Custodian for
                                Courtney Ann Crocker


                                ------------------------------------------------
                                Douglas W. Crocker, Custodian for
                                Douglas A. Crocker


                                /s/ Sandra Davis Stephens
                                ------------------------------------------------
                                Sandra Davis Stephens

                             Trustee of the MAD Trust for Sandra Stephens
                                created under that certain trust agreement dated December 27, 1960


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ M. Austin Davis
                                ------------------------------------------------
                                M. Austin Davis, Trustee


                             Trustee of the Sandra Stephens Trust "A"
                                created under that certain trust agreement dated November 15, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Trustee


                             By /s/ Charles P. Stephens
                                ------------------------------------------------
                                Charles P. Stephens, Trustee


                             Trustee of the Sandra Stephens Trusts "B"
                                for the benefit of Charles Austin Stephens and Scott Robert Stephens created under that certain agreement dated November 15, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee

                             By /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Trustee


                             By /s/ Charles P. Stephens
                                ------------------------------------------------
                                Charles P. Stephens, Trustee


                                /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Custodian for
                                Charles Austin Stephens


                                /s/ Sandra D. Stephens
                                ------------------------------------------------
                                Sandra D. Stephens, Custodian for
                                Scott Robert Stephens


                             Trustee of the ECD Trust created under that certain
                                trust agreement dated July 3, 1980


                             By
                                ------------------------------------------------
                                Eunice C. Davis-McNeill, Trustee


                             Trustee of the TWD Trust for ECD created
                                under that certain trust agreement dated
                                January 3, 1979


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee


                                ------------------------------------------------
                                Dianne Davis Latimer

                             Trustee of the TWD Trust for DDL created under that
                                certain trust agreement dated January 3, 1979


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee


                             Trustee of the Dianne D. Latimer Trust "A"
                                created under that certain trust agreement dated July 26, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee


                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                             Trustee of the Dianne D. Latimer Trust "B"
                                for the benefit of Roy Thomas Latimer, Jr.
                                created under that certain trust agreement dated July 26, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee

                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee


                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                                ------------------------------------------------
                                Dianne D. Latimer, Custodian for
                                   Roy Thomas Latimer, Jr.


                                /s/ Tiona Davis Duke
                                ------------------------------------------------
                                Tiona Davis Duke


                             Trustee of the TWD Trust for TDD created under that
                                certain trust agreement dated January 3, 1979


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee


                             Trustee of the Tiona Duke Trust "A" created under
                                that certain trust agreement dated July 26, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee

                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                             Trustees of the Tiona Duke Trusts "B"
                                for the benefit of William Franklyn Duke, Mark Davis Duke and Gregory Noell Duke created under that certain trust agreement dated July 26, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee


                             By /s/ Robert D. Davis
                                ------------------------------------------------
                                Robert D. Davis, Trustee


                                /s/ William Franklyn Duke
                                ------------------------------------------------
                                William Franklyn Duke


                                /s/ Tiona D. Duke
                                ------------------------------------------------
                                Tiona D. Duke, Custodian for
                                William Franklyn Duke


                                /s/ Tiona D. Duke
                                ------------------------------------------------
                                Tiona D. Duke, Custodian for
                                Mark Davis Duke

                                /s/ Tiona D. Duke
                                ------------------------------------------------
                                Tiona D. Duke, Custodian for
                                Gregory Noell Duke


                             Trustee of the T.W.D., Jr. Trust created under that
                                certain trust agreement dated June 23, 1980


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee


                             Trustee of the TWD Trust for TWD Jr., created under
                                that certain trust agreement dated January 3,
                                1979


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee


                             Trustee of the Tine W. Davis, Jr. Trust "A"
                                created under that certain agreement
                                dated July 26, 1965.


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee


                             By T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee

                                ------------------------------------------------
                                Mary O. Davis


                             Trustee of the Tine W. Davis, Jr. Trust "B"
                                for the benefit of Catherine Rebecca Davis, Elizabeth Ashley Davis, and Katherine Chase Davis, created under that certain trust agreement dated July 26, 1965


                             By /s/ Allen T. Witham, S.V.P.
                                ------------------------------------------------
                                First Union National Bank of Florida,
                                Trustee


                             By /s/ James E. Davis
                                ------------------------------------------------
                                James E. Davis, Trustee


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Trustee


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Custodian for
                                Catherine Rebecca Davis


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Custodian for
                                Elizabeth Ashley Davis


                             By /s/ T. Wayne Davis, Jr.
                                ------------------------------------------------
                                T. Wayne Davis, Jr., Custodian for
                                Katherine Chase Davis

                             Danov Corporation


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                President


                             Estuary Corporation


                             By /s/ A. Dano Davis
                                ------------------------------------------------
                                President


                             A.D.D. Investment & Cattle Co.


                             By /s/ A.D. Davis
                                ------------------------------------------------
                                President


                             Spouses of Shareholders


                                /s/ Florence N. Davis
                                ------------------------------------------------
                                Florence N. Davis


                                ------------------------------------------------
                                Pauline K. Davis


                                ------------------------------------------------
                                Mary K. Davis


                                /s/ Charles P. Stephens
                                ------------------------------------------------
                                Charles P. Stephens

                                ------------------------------------------------
                                Linda C. Crocker


                                ------------------------------------------------
                                Randy Morgan


                                ------------------------------------------------
                                David Wallace


                                ------------------------------------------------
                                Alice K. Davis


                                /s/ Isabelle T. Davis
                                ------------------------------------------------
                                Isabelle T. Davis

                                   SCHEDULE A

     Except as provided below in this Schedule A, each Shareholder's address for purposes of notice is P.O. Box 2088, Jacksonville, Florida 32203.

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
Trustee of the JED Trust
   created under that certain
   trust agreement dated
   January 3, 1979                       1,136,344.0
---------------------------------------------------------------------------------------
Trustee of the DDS Trust
   created under that certain
   trust agreement dated
   July 14, 1980                               306.0
---------------------------------------------------------------------------------------
Trustee of the Dorothy Davis
   Smith Trust "A" created under
   that certain trust agreement
   dated February 25, 1955, as
   amended July 9, 1965                     21,738.0
---------------------------------------------------------------------------------------
Trustee of the Dorothy Davis
   Smith Trust "B" for the
   benefit of Brice Reynolds
   Smith III created under that
   certain trust agreement dated
   February 25, 1955,
   as amended July 9, 1965                  16,541.0
---------------------------------------------------------------------------------------
Trustee of the Dorothy Davis
   Smith Trust "B" for the
   benefit of Victoria Smith
   Trauscht created under that
   certain trust agreement dated
   February 25, 1955, as amended
   July 9, 1965                             16,541.0
---------------------------------------------------------------------------------------
Trustee of the Dorothy Davis
   Smith Trust "B" for the
   benefit of Karen Chase Smith
   created under that certain
   trust agreement dated February
   25, 1955, as amended July 9, 1965        16,540.0
---------------------------------------------------------------------------------------
Trustee of the Dorothy Davis
   Smith Trust "B" for the
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
   benefit of Hollis M. Smith
   created under that certain
   trust agreement dated February
   25, 1955, as amended July 9,1965         16,541.0
---------------------------------------------------------------------------------------
Trustee of the Dorothy Davis
   Smith Trust "B" for the
   benefit of Todd Elsworth Smith
   created under that certain
   trust agreement dated February
   25, 1955, as amended July 9, 1965        16,541.0
---------------------------------------------------------------------------------------
Trustee of the DDS Family
   Trust for the benefit of Brice
   Reynolds Smith III created
   under that certain trust
   agreement dated November 20, 1980         6,542.2
---------------------------------------------------------------------------------------
Trustee of the DDS Family
   Trust for the benefit of
   Victoria Smith Trauscht
   created under that certain
   trust agreement dated November
   20, 1980                                  6,662.2
---------------------------------------------------------------------------------------
Trustee of the DDS Family
   Trust for the benefit of Karen
   Chase Smith created under that
   certain trust agreement dated
   November 20, 1980                         6,452.2
---------------------------------------------------------------------------------------
Trustee of the DDS Family
   Trust for the benefit of
   Hollis M. Smith created
   under that certain trust
   agreement dated
   November 20, 1980                         6,452.2
---------------------------------------------------------------------------------------
Trustee of the DDS Family
   Trust for the benefit of Todd
   Elsworth Smith created under
   that certain trust agreement
   dated November 20, 1980                   6,662.2
---------------------------------------------------------------------------------------
Brice R. Smith III, Trustee                            135 North Bompart
   for Jessamine R. C. Smith                 2,506.0   Webster Grove, MO 63119
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
Brice R. Smith III, Trustee for
   Katlin Eleanor Davis Smith                1,118.0   same as above
---------------------------------------------------------------------------------------
Brice R. Smith III, Trustee
   for McCall Athlyn Frances
   Smith                                       580.0   same as above
---------------------------------------------------------------------------------------
Trustee of the Dano Trust
   created under that certain
   trust agreement dated
   June 16, 1980                            17,416.0
---------------------------------------------------------------------------------------
Mary Lou Davis                               2,634.0
---------------------------------------------------------------------------------------
Trustee of the A. Dano Trust
   "A" created under that certain
   trust agreement dated December
   28, 1956, as amended July 9, 1965        30,510.0
---------------------------------------------------------------------------------------
Trustee of the A. Dano Davis
   Trust "B" for the benefit of
   Benjamin Felton Davis and Jed
   Varnedoe Davis created under
   that certain trust agreement
   dated December 28, 1956, as amended
   July 9, 1965                             72,614.0
---------------------------------------------------------------------------------------
Trustee of the Dano Family
   Trust for the benefit of
   Benjamin Felton Davis created
   under that certain trust
   agreement dated February 27, 1981         7,148.0
---------------------------------------------------------------------------------------
Trustee of the Dano Family
   Trust for the benefit of Jed
   Varnedoe Davis created under
   that certain trust agreement
   dated February 27, 1981                   6,693.0
---------------------------------------------------------------------------------------
Trustee of the Felton W. &
   Myra S. Varnedoe Trust
   created under that certain
   trust agreement dated
   December 17, 1973                         6,502.0
---------------------------------------------------------------------------------------
Trustee of the ADD Trust
   created under that certain
   trust agreement dated
   April 26, 1979                          809,320.0
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
                                                       P.O. Box 17456
Lee Wilton Davis                           162,247.0   Louisville, KY  40217
---------------------------------------------------------------------------------------
Trustee of the RODA Trust
   created under that certain
   trust agreement dated
   November 21, 1979                       148,586.0
---------------------------------------------------------------------------------------
Trustee of the RODA Family
   Trust for the benefit of
   Caroline Hill Davis created
   under that certain trust
   agreement dated November 21, 1979        10,744.0
---------------------------------------------------------------------------------------
Trustee of the RODA Family
   Trust for the benefit of Lynn
   Ashley Davis created under
   that certain trust agreement
   dated November 21, 1979                  11,772.0
---------------------------------------------------------------------------------------
Trustee of the RODA Family
   Trust for the benefit of
   Jordan Ellen Davis created
   under that certain trust
   agreement dated November 21, 1979        11,612.0
---------------------------------------------------------------------------------------
Trustee of the JD Family Trust
   for the benefit of Madalyn
   Davis Demolet created under
   that certain trust agreement
   dated May 13, 1985                          360.0
---------------------------------------------------------------------------------------
Trustee of the MAD Trust
   created under that certain
   trust agreement dated
   July 13, 1979                           563,592.0
---------------------------------------------------------------------------------------
                                                       P.O. Box 970553
Carole Davis Crocker                        17,134.0   Miami, FL  33197
---------------------------------------------------------------------------------------
Trustee of the MAD Trust
   for Carole Crocker created
   under that certain trust
   agreement dated
   December 27, 1960                        10,000.0
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
Trustee of the Carole Crocker
   Trust "A" created under that
   certain trust agreement
   dated November 15, 1965                  36,278.0
---------------------------------------------------------------------------------------
Trustee of the Carole Crocker
   Trust "B" for the benefit of
   Beverly Ann Crocker created under
   that certain trust agreement dated
   November 15, 1965                        10,893.0
---------------------------------------------------------------------------------------
Trustee of the Carole Crocker
   Trust "B" for the benefit of
   John Austin Crocker created
   under that certain trust
   agreement dated November 15, 1965        10,894.0
---------------------------------------------------------------------------------------
Trustee of the Carole Crocker
   Trust "B" for the benefit of
   Patti Sue Crocker created
   under that certain trust
   agreement dated November 15, 1965        10,894.0
---------------------------------------------------------------------------------------
                                                       13130 Hampshire
Beverly Ann Crocker                          6,331.0   Ft. Myers, FL 33919
---------------------------------------------------------------------------------------
                                                       739 1st Avenue
John Austin Crocker                          6,331.0   Columbus, GA 31901
---------------------------------------------------------------------------------------
                                                       P.O. Box 970553
Patti Sue Crocker                            6,331.0   Miami, FL 33197
---------------------------------------------------------------------------------------
                                                       4175 S.E. 25th Terrace
Kay D. O'Rourke                             16,634.0   Ocala, FL 32674
---------------------------------------------------------------------------------------
Trustee of the MAD Trust for
   Kay D. O'Rourke created
   under that certain trust
   agreement dated December 27, 1960        10,000.0
---------------------------------------------------------------------------------------
Trustee of the Kay O'Rourke
   Trust "A" created under that
   certain trust agreement
   dated November 15, 1965                  36,278.0
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
Trustee of the Kay O'Rourke
   Trust "B" for the benefit of
   Cherie C. Wallace created
   under that certain trust
   agreement dated
   November 15, 1965                         8,180.0
---------------------------------------------------------------------------------------
Trustee of the Kay O'Rourke
   Trust "B" for the benefit of
   Connie J. Morgan created
   under that certain trust
   agreement dated
   November 15, 1965                         8,180.0
---------------------------------------------------------------------------------------
Trustee of the Kay O'Rourke
   Trust "B" for the benefit of
   Donald G. Crocker created
   under that certain trust
   agreement dated
   November 15, 1965                         8,180.0
---------------------------------------------------------------------------------------
Trustee of the Kay O'Rourke
   Trust "B" for the benefit of
   Douglas W. Crocker created
   under that certain trust
   agreement dated
   November 15, 1965                         8,181.0
---------------------------------------------------------------------------------------
                                                       7615 S.W. 79th Street,
Cherie C. Wallace                            6,331.0   Ocala, FL 32676
---------------------------------------------------------------------------------------
                                                       7040 North Citrus Avenue
Connie J. Morgan                             6,331.0   Crystal River, FL 32629
---------------------------------------------------------------------------------------
                                                       6741 S.W. 84th Street,
Donald G. Crocker                            6,331.0   Ocala, FL 32675
---------------------------------------------------------------------------------------
                                                       2702 Douglas Street
Douglas W. Crocker                           6,331.0   Tampa, FL 33605
---------------------------------------------------------------------------------------
Douglas W. Crocker,
   Custodian for
   Courtney Ann Crocker                      1,657.0   same as above
---------------------------------------------------------------------------------------
Douglas W. Crocker,
   Custodian for
   Douglas A. Crocker                          526.0   same as above
---------------------------------------------------------------------------------------
                                                       8335 Hewlett Road
Sandra Davis Stephens                       18,634.0   Dunwoody, GA 30350
---------------------------------------------------------------------------------------
Trustee of the MAD Trust for
   Sandra Stephens created under
   that certain trust agreement
   dated November 27, 1960                  10,000.0
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
Trustee of the Sandra Stephens
   Trust "A" created under that
   certain trust agreement dated
   November 15, 1965                        36,524.0
---------------------------------------------------------------------------------------
Trustee of the Sandra Stephens
   Trust "B" for the benefit of
   Charles Austin Stephens
   created under that certain
   trust agreement dated
   November 15, 1965                        40,091.0
---------------------------------------------------------------------------------------
Sandra Stephens, Custodian for                         8335 Hewlett Road
   Charles Austin Stephens                   6,821.0   Dunwoody, GA 30350
---------------------------------------------------------------------------------------
Sandra Stephens, Custodian for
   Scott Robert Stephens                     6,821.0   same as above
---------------------------------------------------------------------------------------
Trustee of the ECD Trust created                       Mr. T. Wayne Davis
   under that certain trust                            4190 Belfort Road, Suite 240
   agreement dated July 3, 1980              6,366.0   Jacksonville, FL 32216
---------------------------------------------------------------------------------------
Trustee of the TWD Trust for
   ECD created under that certain
   trust agreement dated
   January 3, 1977                         394,632.0
---------------------------------------------------------------------------------------
                                                       6423 River Tide Cove
Dianne Davis Latimer                        36,968.0   Memphis, TN 38119
---------------------------------------------------------------------------------------
Trustee of the TWD Trust for
   DDL created under that certain                      Mr. T. Wayne Davis
   trust agreement dated                               4190 Belfort Road, Suite 240
   January 3, 1979                         126,714.0   Jacksonville, FL 32216
---------------------------------------------------------------------------------------
Trustee of the Dianne D. Latimer
   Trust "A" created under that
   certain trust agreement dated
   July 26, 1965                            29,309.0   same as above
---------------------------------------------------------------------------------------
Trustee of the Dianne D. Latimer
   Trust "B" for the
   benefit of Roy Thomas Latimer,
   Jr. created under that certain
   trust agreement dated July 26, 1965      30,469.0
---------------------------------------------------------------------------------------
Dianne D. Latimer, Custodian for                       6423 River Tide Cove
   Roy Thomas Latimer, Jr.                   5,498.0   Memphis, TN 38119
---------------------------------------------------------------------------------------
                                                       9433 Woodhaven Road
Tiona Davis Duke                            34,468.0   Jacksonville, FL 32227
---------------------------------------------------------------------------------------
Trustee of the TWD Trust for
   TDD created under that certain                      T. Wayne Davis
   trust agreement dated                               4190 Belfort Road, Suite 240
   January 3, 1979                         126,714.0   Jacksonville, FL 32216
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
Trustee of the Tiona Duke
   Trust "A" created
   under that certain trust
   agreement dated July 26, 1965            29,309.0
---------------------------------------------------------------------------------------
Trustee of the Tiona Duke
   Trust "B" for the benefit of
   William Franklyn Duke, Mark
   Davis Duke and Gregory Noell
   Duke created under that
   certain trust agreement
   dated July 26, 1965                      30,864.0
---------------------------------------------------------------------------------------
Tiona D. Duke, Custodian                               9433 Woodhaven Road
   for William Franklyn Duke                 4,983.0   Jacksonville, FL 32227
---------------------------------------------------------------------------------------
Tiona D. Duke, Custodian
   for Mark Davis Duke                       4,083.0   same as above
---------------------------------------------------------------------------------------
Tiona D. Duke, Custodian
   for Gregory Noell Duke                    3,453.0   same as above
---------------------------------------------------------------------------------------
Trustee of the T.W.D., Jr. Trust                       Mr. T. Wayne Davis
   created under that certain trust                    4190 Belfort Road, Suite 240
   agreement dated June 23, 1980            20,186.0   Jacksonville, FL 32216
---------------------------------------------------------------------------------------
Trustee of the T.W.D. Trust
   for T.W.D., Jr. created under
   that certain trust agreement
   dated January 3, 1979                   126,714.0   same as above
---------------------------------------------------------------------------------------
Trustee of the Tine W. Davis, Jr.
   Trust "A" created under that
   certain trust agreement dated
   July 26, 1965                            30,244.0   same as above
---------------------------------------------------------------------------------------
Mary O. Davis                                  694.0   same as above
---------------------------------------------------------------------------------------
Trustee of the Tine W. Davis, Jr.
   Trust "B" for the benefit of
   Catherine Rebecca Davis,
   Elizabeth Ashley Davis, and
   Katherine Chase Davis, created
   under that certain trust
   agreement dated July 26, 1965            30,856.0
---------------------------------------------------------------------------------------
T. Wayne Davis, Jr., Custodian for
   Catherine Rebecca Davis                   6,494.0   same as above
---------------------------------------------------------------------------------------
T. Wayne Davis, Jr., Custodian for
   Elizabeth Ashley Davis                    5,595.0   same as above
---------------------------------------------------------------------------------------
T. Wayne Davis, Jr., Custodian for
   Katherine Chase Davis                     4,173.0   same as above
---------------------------------------------------------------------------------------
Danov Corporation                           96,950.0
---------------------------------------------------------------------------------------
Estuary Corporation                          1,361.0
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                          Number of                 Address
              Shareholder                Shares Held              For Notice
---------------------------------------------------------------------------------------
A.D.D. Investment & Cattle Co.               3,456.0
---------------------------------------------------------------------------------------

                                    EXHIBIT A

                         Further Provisions Regarding A
                  Disposition Under Paragraphs 2.1, 2.5 and 2.6

     In addition to the provisions of paragraph 2.1, 2.5 and 2.6 of the Agreement, the following provisions shall govern a Disposition made under paragraphs 2.1, 2.5 and 2.6:

     A. The Offering Notice shall be given by the Transferring Shareholder to the Corporation. The Offering Notice shall state that the Transferring Shareholder offers to sell the Offered Stock specified therein. The Offering Notice shall specify (i) the number of shares of Offered Stock involved in the proposed Disposition, (ii) the proposed sale price (in the case of a sale) (the "Offering Price") or a description of a proposed Disposition other than a sale,
(iii) the name and address of the prospective purchaser or other transferee and
(iv) other terms of such proposed Disposition, if any.

     B. Within thirty (30) days after its receipt of an Offering Notice, the Corporation shall give written notice (a "Response Notice") to the Transferring Shareholder as to whether it elects to purchase all or any part of the Offered Stock. If the Corporation does not elect to purchase all of the Offered Stock, the Corporation shall give to each of the other Shareholders a copy of the Offering Notice and its Response Notice, and each of the other Shareholders shall, within thirty (30) days after the receipt of the Response Notice by the Corporation, give a Response Notice to the Corporation as to whether he elects to purchase any of the Offered Stock not to be purchased by the Corporation. The Corporation shall give a copy of that Response Notice to the Transferring Shareholder and each other Shareholder who also gave an affirmative Response Notice. If more than one Shareholder elects to purchase some of the Offered Stock, it shall be allocated among the Shareholders who desire to purchase it (the "Purchasing Shareholders") in such proportions as they may agree upon, or in the absence of such agreement, pro rata according to the relative holdings of Stock of the Purchasing Shareholders on the Determination Date (as defined in Paragraph 3.3) for the transaction. Any affirmative Response Notice shall specify a date and time for the closing of the purchase, which date shall be not less than forty-five (45) days nor more than sixty (60) days after the giving of such Response Notice, provided that if more than one party elects to purchase Offered Stock, the closing shall be held on the date specified in the earliest affirmative Response Notice. The closing shall take place at the principal office of the Corporation, or at such other location as the parties may agree upon, and the Purchase Price (as defined in Paragraph 3.1) shall be paid in accordance with the provisions of Exhibit E hereto, which is incorporated herein for all purposes.

     C. If the Offered Stock is not all purchased by the Corporation and the other Shareholders, or any of them, the Transferring Shareholder may make a Disposition to the transferee named in the Offering Notice of the balance of the Offered Stock not purchased by the Corporation or the other Shareholders, but only in strict compliance with the terms therein stated, and thereafter such Stock shall continue to be subject to the provisions of this Agreement. If the Transferring Shareholder shall fail to complete such Disposition within forty-five (45) days following the expiration of the time provided in paragraph B for the election by the other Shareholders, the Transferring Shareholder shall be required to submit another Offering Notice pursuant to paragraph A in order to Dispose of such Stock.

                                    EXHIBIT B

                         Further Provisions Regarding A
                         Disposition Under Paragraph 2.2

     In addition to the provisions of paragraph 2.2 of the Agreement, the following provisions shall govern a Disposition under paragraph 2.2:

     A. The Offering Notice shall be given by the personal representative to the Corporation. The Offering Notice shall state that such personal representative offers to sell the Offered Stock specified therein.

     B. The Offering Notice shall specify (i) the Offered Stock, (ii) the transferee, if such transferee can then be determined with certainty, to whom the Offered Stock would be distributed should the Corporation and the Shareholders fail to purchase any part of it, provided that if such transferee cannot then be determined with certainty, a list of potential transferees to whom the Offered Stock may be distributed shall be specified, (iii) if the personal representative of the estate of the Deceased Shareholder proposes to Dispose of the Offered Stock otherwise than by distribution to a transferee named pursuant to the preceding clause (ii), the proposed Offering Price, the name and address of the prospective transferee and other terms of such proposed Disposition, if any, and (iv) the address of the personal representative of the estate of the Deceased Shareholder for notices and other communications hereunder.

     C. If there is a Surviving Spouse with an interest in Stock held in the name of the Deceased Shareholder, such personal representative shall include in the Offering Notice a statement specifying a proposed ratio in which the Purchase Price paid by the Corporation and/or the purchasing Shareholders for the Stock should be divided between the estate of the Deceased Shareholder and the Surviving Spouse. A copy of the Offering Notice shall be sent to the Surviving Spouse and unless the Surviving Spouse objects to the ratio for division of the Purchase Price specified therein within 30 days after receipt thereof, the Corporation shall be entitled to rely upon such ratio in dividing the Purchase Price for the Stock between the estate of the Deceased Shareholder and the Surviving Spouse. If the Surviving Spouse gives timely written notice of an objection to the ratio specified in the Offering Notice, and if the dispute has not been resolved as of the date set for closing of the purchase of the Stock by the Corporation and/or the Purchasing Shareholders, each of the Corporation and/or the Purchasing Shareholders may hold its portion of the Purchase Price in escrow until the dispute is resolved, and in such event, each of the Corporation and/or the Purchasing Shareholders shall be entitled to continue to hold the Purchase Price in escrow until (i) the rights of the estate of the Deceased Shareholder and the Surviving Spouse shall have been fully and finally adjudicated by a court of competent jurisdiction or (ii) the dispute shall have been resolved by agreement between such personal representative and the Surviving Spouse, and the Corporation and/or the Purchasing Shareholders shall have been notified thereof in writing signed by such personal representative and the Surviving Spouse. If no such ratio is specified, each of the Corporation and/or the Purchasing Shareholders shall be entitled to pay the entire Purchase Price to such personal representative.

     D. Within thirty (30) days after its receipt of the Offering Notice, the Corporation shall give a Response Notice to the personal representative of the estate of the Deceased Shareholder as to whether it elects to purchase all or any part of the Offered Stock. If the Corporation does not elect to purchase all of the Offered Stock, the Corporation shall give to each of the other Shareholders a copy of the Offering Notice and the Response Notice, and each of the other Shareholders shall, within thirty (30) days after the receipt of the Response Notice by the Corporation, give a Response Notice to such personal representative and the Corporation as to whether he elects to purchase any of the Offered Stock not to be purchased by the Corporation. The Corporation shall give a copy of that Response Notice to the personal representative and each of the other Shareholders who also gave an affirmative Response Notice. If there is more than one Purchasing Shareholder, the Offered Stock shall be allocated among such Purchasing Shareholders in such proportions as they may agree upon, or in the absence of such agreement, pro rata according to the relative holdings of stock of such Purchasing Shareholders on the Determination Date for the transaction. Any affirmative Response Notice shall specify a date and time for closing of the purchase, which date shall be not less than forty-five (45) nor more than sixty (60) days after the giving of such Response Notice, provided that if more than one party elects to purchase Offered Stock, the closing shall be held on the date specified in the earliest affirmative Response Notice. The closing shall take place at the principal office of the Corporation or at such other location as the parties may agree upon, and the Purchase Price shall be paid in accordance with the provisions of Exhibit E hereto, which is incorporated herein for all purposes.

     E. The Purchase Price for the Stock of the Deceased Shareholder shall be paid to such personal representative; provided, however, that if a ratio for the division of the Purchase Price of such Stock between the estate of the Deceased Shareholder and the Surviving Spouse has been determined pursuant to paragraph C, pro rata portions of the Purchase Price (whether consisting of cash, notes or both) shall be paid to the estate of the Deceased Shareholder and the Surviving Spouse in accordance with such ratio.

     F. During the time the personal representative of the estate of the Deceased Shareholder is holding Stock, such personal representative shall be subject to the restrictions on the Disposition of Stock imposed by this Agreement. If the Offered Stock is not all purchased by the Corporation and the other Shareholders, or any of them, such personal representative may make a Disposition to a transferee named in the Offering Notice of the balance of the Offered Stock not purchased by the Corporation or the other Shareholders, but only in strict compliance with the terms therein stated, and thereafter such Stock shall continue to be subject to the provisions of this Agreement. If any transfer of Stock described in provision (iii) of paragraph B which is to be effected pursuant to the immediately preceding sentence of this paragraph D has not been completed within forty-five (45) days following the expiration of the time provided in paragraph C for the election by the other Shareholders, the personal representative of the estate of the Deceased Spouse shall be required to submit another offering notice pursuant to paragraph B in order to Dispose of such Stock.

                                    EXHIBIT C

                Further Provisions Regarding A Disposition Under
                 Paragraph 2.3 or a Passage of Stock to Someone
               Other than the Surviving Shareholder, Free of Trust

     In addition to the provisions of paragraph 2.3 of the Agreement, the following provisions shall govern the passage of Stock to someone other than the Surviving Shareholder, free of trust, and/or a Disposition under paragraph 2.3:

     A. The Offering Notice shall be given to the Corporation and the Surviving Shareholder. The Offering Notice shall state that such personal representative offers to sell the Offered Stock specified therein.

     B. The Offering Notice shall specify (i) the Offered Stock (which term shall for purposes of this Exhibit C mean a number of shares of Stock equal to
(a) the number of shares of Stock in which the estate of the Deceased Spouse claims an interest which has not passed to the Surviving Shareholder free of any trust, multiplied by (b) the proportionate interest so claimed), (ii) the transferee, if such transferee can then be determined with certainty, to whom the Transferred Stock would be distributed should the Corporation and the Shareholders fail to purchase any part of it, provided that if such transferee cannot then be determined with certainty, a list of potential transferees to whom the Offered Stock may be distributed shall be specified, (iii) if the personal representative of the estate of the Deceased Spouse proposes to Dispose of the Offered Stock otherwise than by distribution to a transferee named pursuant to the preceding clause (ii), the proposed Offering Price, the name and address of the prospective transferee and other terms of such proposed Disposition, if any, and (iv) the address of the personal representative of the estate of the Deceased Spouse for notices and other communications hereunder. Unless the Surviving Shareholder notifies the Corporation and/or the Purchasing Shareholders that he objects to the specification of Offered Stock in the Offering Notice within thirty (30) days after receipt thereof, the Corporation and/or the Purchasing Shareholders shall be entitled to rely upon such specification in determining the Purchase Price for the Offered Stock to be paid to the personal representative of the estate of the Deceased Spouse. If the Surviving Shareholder gives timely written notice of an objection to such specification of Offered Stock, and if the dispute has not been resolved as of the date set for closing of the purchase of Offered Stock by the Corporation and/or the Purchasing Shareholders, each of the Corporation and/or the Purchasing Shareholders may hold its portion of the Purchase Price in escrow until the dispute is resolved, and in such event, each of the Corporation and/or the Purchasing Shareholders shall be entitled to continue to hold its portion of the Purchase Price in escrow until (i) the rights of the estate of the Deceased Spouse and the Surviving Shareholder shall have been fully and finally adjudicated by a court of competent jurisdiction or (ii) the dispute shall have been resolved by agreement between such personal representative and the Surviving Shareholder, and the Corporation and/or the Purchasing Shareholders shall have been notified thereof in writing signed by such personal representative and the Surviving Shareholder.

     C. Within ninety (90) days after his receipt of the Offering Notice, the Surviving Shareholder shall give a Response Notice to the personal representative of the estate of the Deceased Spouse and the Corporation as to whether he elects to purchase all or any part of the

Offered Stock. If the Surviving Shareholder does not elect to purchase all of the Offered Stock, the Corporation shall, within thirty (30) days after its receipt of the Response Notice of the Surviving Shareholder, if there is a Disposition, give a Response Notice to such personal representative as to whether it elects to purchase any of the Offered Stock not to be purchased by the Surviving Shareholder. If the Offered Stock is not all purchased by the Surviving Shareholder and the Corporation, or either of them, the Corporation shall give a copy of the Offering Notice and copies of the Response Notices to each of the other Shareholders, and each of the other Shareholders shall, within thirty (30) days after the receipt of the Response Notice by the Corporation, if there is a Disposition, give a Response Notice to the Corporation as to whether he elects to purchase any of the Offered Stock not to be purchased by the Surviving Shareholder or the Corporation. The Corporation shall give a copy of that Response Notice to the personal representative and each other Shareholder who also gave an affirmative Response Notice. If there is more than one Purchasing Shareholder, excluding the Surviving Shareholder, the Offered Stock shall be allocated among such Purchasing Shareholders other than the Surviving Shareholder in such proportions as they may agree upon, or in the absence of such agreement, pro rata according to the relative holdings of Stock of such Purchasing Shareholders other than the Surviving Shareholder on the Determination Date for the transaction. Any affirmative Response Notice shall specify a date and time for closing of the purchase, which date shall be not less than forty-five (45) nor more than sixty (60) days after the giving of such Response Notice, provided that if more than one party elects to purchase Offered Stock, the closing shall be held on the date specified in the earliest affirmative Response Notice. The closing shall take place at the principal office of the Corporation or at such other location as the parties may agree upon, and the Purchase Price shall be paid in accordance with the provisions of Exhibit E hereto, which is incorporated herein for all purposes.

     D. During the time the personal representative of the estate of the Deceased Spouse is holding Stock, such personal representative shall be subject to the restrictions on the Disposition of Stock imposed by this Agreement. If the Offered Stock is not all purchased by the Surviving Shareholder, the Corporation and the other Shareholders, or any of them, such personal representative may make a Disposition to a transferee named in the Offering Notice of the balance of the Offered Stock not purchased by the Surviving Shareholder, the Corporation or the other Shareholders, but only in strict compliance with the terms therein stated, and thereafter such Stock shall continue to be subject to the provisions of this Agreement. If any transfer of Stock described in provision (iii) of paragraph B which is to be effected pursuant to the immediately preceding sentence of this paragraph D has not been completed within forty-five (45) days following the expiration of the time provided in paragraph C for the election by the other Shareholders, the personal representative of the estate of the Deceased Spouse shall be required to submit another Offering Notice pursuant to paragraph B in order to Dispose of such Stock.

                                    EXHIBIT D

                 Further Provisions Regarding A Passage of Stock
                 To Someone Other Than The Divorced Shareholder
                        As Described Under Paragraph 2.4

     In addition to the provisions of paragraph 2.4 of the Agreement, the following provisions shall govern a passage of stock to someone other than the Divorced Shareholder as described under paragraph 2.4:

     A. The Offering Notice shall be given to the Corporation and the Divorced Shareholder. The Offering Notice shall specify the date the divorce became final, and shall state that the Divorced Spouse offers to sell the Offered Stock (as defined in the next sentence). The Offering Notice shall also specify (i) the Offered Stock (which term shall for purposes of this Exhibit D mean a number of shares of Stock equal to (a) the number of shares of Stock in which the Divorced Spouse owns an interest to which the Divorced Shareholder has not succeeded directly, multiplied by (b) the proportionate interest in such Stock owned by the Divorced Spouse, as determined by the divorce decree), (ii) whether the Divorced Spouse proposes to Dispose of Offered Stock not purchased by the Corporation or the Shareholders, and if so the proposed Offering Price (in the case of a sale) or a description of a proposed Disposition other than a sale,
(iii) the name and address of the prospective purchaser or other transferee, if any, (iv) other terms of such proposed Disposition, if any, and (v) the address of the Divorced Spouse for notices and other communications hereunder.

     B. Within thirty (30) days after his receipt of the Offering Notice, the Divorced Shareholder shall give a Response Notice to the Divorced Spouse and the Corporation as to whether he elects to purchase all or any part of the Offered Stock. If the Divorced Shareholder does not elect to purchase all of the Offered Stock, the Corporation shall, within thirty (30) days after its receipt of the Response Notice of the Divorced Shareholder, give a Response Notice to the Divorced Spouse as to whether it elects to purchase any of the Offered Stock not to be purchased by the Divorced Shareholder. If the Offered Stock is not all purchased by the Divorced Shareholder and the Corporation, or either of them, the Corporation shall give a copy of the Offering Notice and Copies of the Response Notices to each of the other Shareholders, and each of the other Shareholders shall, within thirty (30) days after the giving of the Response Notice of the Corporation, give a Response Notice to the Corporation as to whether he elects to purchase any of the Offered Stock not to be purchased by the Divorced Shareholder or the Corporation. The Corporation shall give a copy of that Response Notice to the divorced Spouse and each other Shareholder who also gave an affirmative Response Notice. If there is more than one Purchasing Shareholder, excluding the Divorced Shareholder, such Stock shall be allocated among such Purchasing Shareholders other than the Divorced Shareholder in such proportions as they may agree upon, or in the absence of such agreement, pro rata according to the relative holdings of Stock of such Purchasing Shareholders other than the Divorced Shareholder on the Determination Date for the transaction.

     C. Any affirmative Response Notice shall specify a date and time for closing of the purchase, which date shall be not less than forty-five (45) days nor more than sixty (60) days after the giving of such Response Notice, provided that if more than one party elects to purchase Offered Stock, the closing shall be held on the date specified in the earliest affirmative Response Notice. The closing shall take place at the principal office of the Corporation or at such other location as the parties may agree upon, and the Purchase Price shall be paid in accordance with the provisions of Exhibit E hereto, which is incorporated herein for all purposes.

     D. If the Offered Stock is not all purchased by the Divorced Shareholder, the Corporation and the other Shareholders, or any of them, (i) the Divorced Spouse may, within forty-five (45) days following the expiration of the time provided in paragraph B for election by the other Shareholders, make a Disposition to a transferee named in the Offering Notice of the balance of the Offered Stock not purchased by the Divorced Shareholder, the Corporation or the other Shareholders, but only in strict compliance with the terms therein stated, and thereafter such Stock shall continue to be subject to the provisions of this Agreement and (ii) the balance of the Offered Stock not purchased by the Divorced Shareholder, the Corporation or other Shareholders or disposed of by the Divorced Spouse pursuant to the preceding clause (i) shall be transferred into the name of the Divorced Spouse and shall continue to be subject to the provisions of this Agreement.

     E. If Stock is ever to be Disposed of to a person whose spouse is already a Shareholder, so that after such Disposition both husband and wife will be Shareholders, then prior to such Disposition the person whose name the Stock is to be transferred and all Shareholders shall execute and deliver to the Corporation an addendum agreement (an "Addendum Agreement") pursuant to which it is agreed which spouse, in the event of divorce, shall be the Divorced Shareholder and which spouse shall be the Divorced Spouse for purposes of paragraph 2.4.

                                    EXHIBIT E

                            Payment of Purchase Price

     The Purchase Price of Stock purchased by the Corporation or a Purchasing Shareholder pursuant to this Agreement or any exhibit to this Agreement shall be paid at the time of closing of the purchase as follows:

     A. In the event of the death of a Shareholder, the Purchase Price of the Stock shall be paid in cash if the Purchase Price is not greater than the amount of proceeds received by the Corporation from the insurance carried by the Corporation on the life of the Deceased Shareholder. If the Purchase Price of such Stock exceeds the amount of such insurance proceeds, the Corporation shall pay the Purchase Price in cash to the extent of proceeds received by the Corporation on the life of the Deceased Shareholder, and the Corporation may issue a promissory note for some portion or all of the balance of the Purchase Price (a "Note") and shall pay the remaining portion , if any, in cash, provided that in any event the Corporation must pay at least thirty percent (30%) of the total Purchase Price in cash. If the Corporation elects to pay any portion of the Purchase Price by issuing a Note, the terms of such Note and the security for the payment thereof shall be as set forth in paragraph E. If the Corporation receives any proceeds from the insurance carried by the Corporation on the life of the Deceased Shareholder after closing of the purchase set forth in Paragraph
2.2 of the Agreement, such proceeds shall immediately be applied by the Corporation to reduce the outstanding principal balance of any Note given in partial payment of the Purchase Price. Such application shall be made so as to reduce the principal of each unmatured installment under such Note by an equal amount, and appropriate notation of such reduction in principal shall be made on the face of such Note.

     B. If the Corporation purchases Stock hereunder other than by reason of the death of a Shareholder, the Corporation must pay at least thirty percent (30%) of the total Purchase Price in cash. With respect to the balance of the Purchase Price, the Corporation may issue a Note for some portion or all of such balance and shall pay the remaining portion, if any, in cash. If the Corporation elects to pay any portion of the Purchase Price by issuing a Note, the terms of such Note and the security for the payment thereof shall be as set forth in paragraph E.

     C. If a Shareholder purchases Stock hereunder such Shareholder must pay at least thirty percent (30%) of the total Purchase Price in cash. With respect to the balance of the Purchase Price, the Purchasing Shareholder may issue a Note for some portion or all of such balance and shall pay the remaining portion, if any, in cash. If the Purchasing Shareholder elects to pay any portion of the Purchase Price by issuing a Note, the terms of such Note and the security for the payment thereof shall be as set forth in paragraph F.

     D. Notwithstanding any other provision of this Exhibit E to the contrary, the amount of cash to be paid by the Corporation or a Purchasing Shareholder to a Seller on the Purchase Price of the Stock shall be at least Two Hundred Fifty Thousand Dollars ($250,000), unless the Purchase Price of the Stock is less than that sum, in which case all of the Purchase Price of the Stock shall be paid in cash.

     E. If the Corporation elects to pay any portion of the Purchase Price by issuing a Note, the Principal amount of such Note shall be due in three (3) equal annual installments, the first installment being due one (1) year after the date of closing and the remaining two (2) installments being due on the same day of the two (2) succeeding years. Such Note shall bear interest on the unpaid principal balance, payable annually with each principal payment, at the rate per annum equal to the Federal short-term rate, as that term is used in Section 1274
(d) (1) (C) (i) of the Code, in effect on the date of closing, compounded semi-annually and payable annually with each principal payment.

     F. If a Purchasing Shareholder elects to pay any portion of the Purchase Price by issuing a Note, the principal amount of such Note shall be due in three
(3) equal annual installments, the first installment being due one (1) year after the date of closing and the remaining two (2) installments being due on the same day of the two (2) succeeding years. Such Note shall bear interest on the unpaid principal balance, payable annually with each principal payment, at the rate per annum equal to the Federal short-term rate, as that term is used in
Section 1274(d) (1) (C) (i) of the Code, in effect on the date of the closing, compounded semi-annually and payable annually with each principal payment. Such Note shall be secured by a pledge of the purchased Stock. The Purchasing Shareholder agrees to execute and deliver such pledge agreements and such other security instruments as may be reasonably required by the seller of the Stock to create and perfect a security interest in the Stock purchased by the Purchasing Shareholder.

     G. Any pledge agreement executed by a Purchasing Shareholder to secure payment of a Note shall provide that during the term of the pledge agreement, so long as no default has occurred thereunder, the pledgor shall be entitled to (i) receive any dividends which may be declared on such Stock and (ii) vote such Stock.

     H. Notwithstanding the foregoing provisions of this Exhibit E, if the Offering Notice submitted in connection with a proposed Disposition of Stock contains deferred payment, security or other terms more favorable to the purchaser than those specified in the foregoing provisions, and the Offering Price is elected, the Corporation and/or a Purchasing Shareholder shall be entitled to take advantage of such favorable terms in effecting a purchase of Offered Stock hereunder.

     I. Notwithstanding the foregoing provisions of this Exhibit E, if the Purchasing Shareholder or the Corporation (if a purchaser) and the Transferring Shareholder all agree, any of the terms then effecting the purchase of Offered Stock hereunder may be changed including the use of assets in kind in payment of the Purchase Price.

                                    EXHIBIT F

               Arbitration of Fair Market Value Per Share of Stock

     For the resolution of any dispute as to the Fair Market Value Per Share of Stock of any offered stock under this Agreement, or any dispute which specifically refers to this Exhibit F, the following procedure shall apply:

     A. In order to resolve any dispute as to the Fair Market Value Per Share of Stock of any offered Stock under this Agreement (the "Disputed Stock"), the Seller of the Disputed Stock shall appoint a single appraiser, and the Purchaser or Purchasers of the Disputed Stock shall agree upon and appoint a single appraiser. The two appraisers so appointed by the parties to the dispute shall appoint a common appraiser. Each appraiser other than the common appraiser shall give an opinion on the Fair Market Value Per Share of Stock of the Disputed Stock. The controlling opinion shall be that opinion chosen by the common appraiser who shall choose among the opinions of the other two appraisers. Only appraisers who are qualified and independent may be appointed. For purposes hereof, an appraiser shall be "qualified" if he would be considered an expert for purposes of giving testimony as to the Fair Market Value Per Share of Stock of the Disputed Stock in a judicial or similar proceeding. An appraiser shall be considered "independent" if the does not directly or indirectly own any interest in the Corporation and is not directly or indirectly in control of, controlled by, or under common control with the Corporation or any Shareholder of the Corporation. If the parties who are the Purchasers of the Disputed Stock cannot agree on the identity of their designated appraiser, that disagreement shall be submitted to arbitration under procedures outlined in paragraph B below. If the appraisers chosen by the Seller and the Purchasers of the Disputed Stock cannot agree on whom the common appraiser shall be, that dispute shall be submitted to arbitration under procedures outlined in paragraph C below. All parties shall make all reasonable efforts to forthwith perform the actions contemplated by this Exhibit F, and all of those parties shall perform those actions recognizing that time is of the essence. After the determination has been made by the common appraiser as to which opinion is the controlling opinion, all time limits specified for Response Notices, Closings and other notices under this Agreement shall no longer be suspended.

     B. A Purchaser wishing to submit the matter of determining the Purchasers' appraiser to arbitration as permitted by paragraph A shall do so by giving written notice of arbitration to the other Purchasers and shall also simultaneously file duplicate copies of the notice of arbitration with the regional office of the American Arbitration Association ("AAA") for Jacksonville, Florida, together with the appropriate fee as provided in the AAA's administrative fee schedule. All communications with the AAA regarding the arbitration proceedings shall be directed to such regional office unless the AAA directs otherwise. The notice of that determination shall contain a brief description of the nature of the dispute and the remedy or resolution sought by the Purchaser initiating this procedure. Each of the other Purchasers shall, within 20 days from the date of mailing of that notice, file with the Purchasers and the AAA a response in which he states his view regarding that dispute and the remedy or resolution he desires. As soon as practical after the expiration of the 20-day period beginning upon the date of mailing of that notice, the AAA shall compile a list of available individuals or entities who could serve as an appraiser, equal to the number of Purchasers plus one, competent and qualified to be an appraiser as described in the notice of arbitration and the response thereto. The AAA shall also, at the same time rank the appraisers in order first through that number equal to the number of Purchasers plus one, and shall thereupon forthwith transmit the list simultaneously to the Purchasers and inform them of the order in which they have been ranked. Unless the Purchasers shall beforehand agree to a different time or place, or both, they shall meet at the principal office of the Corporation at 10:00 A.M., Eastern Standard Time, on the seventh weekday (Saturday, Sunday and holidays excluded) after the date of mailing of the AAA's list of appraisers and notice of ranking. At such time, the Purchasers shall each, in accordance with the ranking determined by the AAA, strike one (1) name from the list submitted by the AAA. The highest ranking individual or entity whose name remains on the list upon completion of such striking shall be the appraiser for the Purchasers. If the appraiser so selected declines or for any reason fails to serve, the AAA shall forthwith furnish the Purchasers a second list of additional available appraiser competent and qualified to determine the dispute, such list to contain the same number of names. The parties shall thereupon again, in accordance with the ranking determined by the AAA, strike names from the list. The highest ranking individual or entity whose name remains on the list upon the completion of such striking shall be the appraiser of the Purchasers. This procedure shall be repeated until an appraiser who is willing and able to serve has been selected. If any Purchaser at any point fails to participate in the procedure hereinabove established to select appraisers, the AAA shall forthwith eliminate a name from the list of appraisers for the Purchaser not so participating. The arbitration shall be held in Jacksonville, Florida at a location determined by the AAA.

     C. An appraiser wishing to submit the matter of determining the common appraiser as permitted by paragraph A of this Agreement shall do so by giving written notice of arbitration to the other appraiser and shall also simultaneously file duplicate copies of the notice of arbitration with the regional office of the AAA for Jacksonville, Florida, together with the appropriate fee as provided in the AAA's administrative fee schedule. All communications with the AAA regarding the proceedings shall be directed to such regional office unless the AAA directs otherwise. The notice of that determination shall contain a brief description of the nature of the dispute and the remedy or resolution sought by the appraiser initiating this procedure. The other appraiser shall, within 20 days from the date of mailing of that notice, file with the originating appraiser and the AAA a response in which he states his view regarding the dispute and the remedy or resolution he desires. As soon as practical after the expiration of the 20-day period beginning upon the date of mailing of the notice of arbitration, the AAA shall compile a list of three available individual or entities competent and qualified to be a common appraiser as described in the notice of arbitration and the responses thereto. The AAA shall also, at the same time rank those individuals or entities in order, first through third, and shall thereupon forthwith transmit the list simultaneously to the appraisers and inform them of the order in which they have been ranked. Unless the appraisers shall beforehand agree to a different time or place, or both, they shall meet at the principal office of the Corporation at 10:00 A.M., Eastern Standard time, on the seventh weekday (Saturday, Sunday and holidays excluded) after the date of mailing of the AAA's list of individuals and entities who could serve as a common appraiser and notice of ranking. At such time, the appraisers shall each, in accordance with the ranking determined by the AAA, strike a name from the list submitted by the AAA. The highest ranking individual or entity whose name remains on the list upon completion of such striking shall be the common appraiser. If the common appraiser so selected declines or for any reason fails to serve, the AAA shall forthwith furnish the appraisers a second list of additional available individuals or entities competent and qualified to be a common appraiser, such list to contain three names. The appraisers shall thereupon again, in accordance with the ranking determined by the AAA, strike names from the list. The highest ranking individual or entity whose name remains on the list upon the completion of such striking shall be the common appraiser. This procedure shall be repeated until an individual or entity who is willing and able to serve as a common appraiser has been selected. If any appraiser at any point fails to participate in the procedure hereinabove established to select the common appraiser, the AAA shall submit two individuals or entities who could serve as the common appraiser for the appraiser who is participating to choose from. The arbitration shall be held in Jacksonville, Florida at a location determined by the AAA.

     D. Except as otherwise specifically provided herein, all arbitration proceedings under this Exhibit F shall be conducted in accordance with the Commercial Arbitration Rules of the AAA, as then amended and in effect; and such rules shall be interpreted and applied and questions regarding the arbitration process not resolved under such rules shall be determined in accordance with the Florida law.

     E. Except as limited above, the parties agree that any determination under the procedures of this Exhibit F, may be enforced or preserved by any court of competent jurisdiction.

     F. In the event a proceeding under this Exhibit F is commenced, or other legal proceeding is commenced to enforce or preserve the rights awarded, the party who prevails or substantially prevails in such proceeding shall be entitled to recover from the other party or parties in such proceeding all costs, expenses and reasonable attorneys' fees incurred in connection with the proceeding and on appeal.

                                    EXHIBIT G

                        Arbitration of Disputes Under the
                      Agreement Not Addressed by Exhibit F

     For the resolution of any dispute under this Agreement which is not otherwise resolved pursuant to other procedures under Exhibit F of the Agreement, or which specifically refers to this Exhibit G, the following procedure shall apply:

     A. Any party wishing to submit a matter of dispute under this Agreement, which is not otherwise provided for in the Agreement or under Exhibit F, shall submit that matter to arbitration, and shall do so by giving written notice of arbitration to the other parties to the dispute and shall also simultaneously file duplicate copies of the notice of arbitration with the regional office of AAA for Jacksonville, Florida, together with the appropriate fee as provided in the AAA's administrative fee schedule. All communications with the AAA regarding the arbitration proceedings shall be directed to such regional office unless the AAA directs otherwise. The notice of arbitration shall contain a brief description of the nature of the dispute to be arbitrated and the remedy or resolution sought by the party initiating arbitration. Each of the other parties shall, within 20 days from the date of mailing of that notice of arbitration, file with the parties and the AAA a response in which he states his view regarding that dispute to be arbitrated and the remedy or resolution he desires. As soon as practicable after the expiration of the 20 day period beginning upon the date of mailing of that notice of arbitration, the AAA shall compile a list of available arbitrators, equal to the number of disputing parties plus one, competent and qualified to be an arbitrator as described in the notice of arbitration and the responses thereto. The AAA shall also, at the same time rank the arbitrators in order first through that number equal to the number of parties subject to the dispute plus one, and shall thereupon forthwith transmit the list simultaneously to the parties and inform them of the order in which they have been ranked. Unless the parties shall beforehand agree to a different time or place, or both, they shall meet at the principal office of the Corporation at 10:00 A.M. Eastern Standard time, on the seventh weekday (Saturday, Sunday and holidays excluded) after the date of mailing of the AAA's list of arbitrators and notice of ranking. At such time, the parties to the dispute shall each, in accordance with the ranking determined by the AAA, strike one (1) name from the list submitted by the AAA. The highest ranking individual or entity whose name remains on the list upon completion of such striking shall be the arbitrator for the parties. If the arbitrator so selected declines or for any reason fails to serve, the AAA shall forthwith furnish the parties a second list of additional arbitrators competent and qualified to determine the dispute, such list contain the same number of names. The parties shall thereupon again, in accordance with the ranking determined by the AAA, strike names from the list. The highest ranking individual or entity whose name remains on the list upon the completion of such striking shall be the arbitrator. This procedure shall be repeated until an arbitrator is willing and able to serve has been selected. If any party to dispute any point fails to participate in the procedure hereinabove established to select arbitrators, the AAA shall forthwith eliminate a name from the list of arbitrators for the party not so participating. The arbitration shall be held in Jacksonville, Florida at a location determined by the AAA.

     B. Except as otherwise specifically provided herein, all arbitration proceedings under this Exhibit G shall be conducted in accordance with the Commercial Arbitration Rules of the AAA as then amended and in effect; and such rules shall be interpreted and applied and questions regarding the arbitration process not resolved under such rules shall be determined in accordance with the Florida law.

     C. Except with respect to the matters under the Agreement, a party hereto shall not have the right to demand arbitration with respect to any dispute, difference or question arising between any of the Shareholders or between any of the Shareholders and the Corporation as to any matter whatsoever.

     D. Except as limited above, the parties agree that any determination under the procedures of this Exhibit G, may be enforced or preserved by any court of competent jurisdiction.

     E. In the event a proceeding under this Exhibit G, is commenced, or other legal proceeding is commenced to enforce or preserve the rights awarded, the party who prevails or substantially prevails in such proceeding shall be entitled to recover from the other party or parties in such proceeding all costs, expenses and reasonable attorneys' fees incurred in connection with the proceeding and on appeal.

                                       -2-